November 2017 Delivering Local Connection on a National Scale ENTERCOM COMMUNICATIONS CORP. Exhibit 99.1

Forward-Looking Statements This communication contains “forward-looking statements.” All statements other than statements of historical fact contained in this report are forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed combination with CBS Radio (as defined below); risks associated with tax liabilities, or changes in U.S. federal tax laws or interpretations to which they are subject; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; the potential impact of announcement or consummation of the proposed transaction on relationships with third parties, including advertiser clients, employees and competitors; a decline in advertising revenue and the seasonality of advertising revenue; intense competition in the broadcast radio and media distribution industries; impact on advertising rates and revenues due to technological changes and failure to timely or appropriately respond to such changes; ability to attract new and retain existing advertiser clients in the manner anticipated; increases in or new royalties; high fixed costs; ability to hire and retain key personnel; failure to protect our intellectual property; availability of sources of funding on favorable terms or at all; changes in legislation or governmental regulations affecting the companies; economic, social or political conditions that could adversely affect the companies or their advertiser clients; conditions in the credit markets; and risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings.  All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”) by Entercom Communications Corp. (“Entercom”) and CBS Corporation (“CBS”) (to the extent they relate to CBS Radio Inc. and its relevant subsidiaries (“CBS Radio”)). We wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law. No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. Important Information for Investors and Security Holders

Important Additional Information has been filed with the SEC Entercom has filed with the SEC a registration statement on Form S-4, which will constitute a prospectus of Entercom, and a proxy statement relating to the special meeting of Entercom shareholders (together, the “proxy statement/prospectus”), CBS has filed with the SEC a Schedule TO with respect to the proposed exchange offer and CBS Radio has filed with the SEC a registration statement on Form S-1 and Form S-4 that will constitute a prospectus of CBS Radio (together with the proxy statement/prospectus and the Schedule TO, the “Disclosure Documents”). INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DISCLOSURE DOCUMENTS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT ENTERCOM, CBS, CBS RADIO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.  Investors and shareholders can obtain free copies of the Disclosure Documents and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders can obtain free copies of the Disclosure Documents and other documents filed with the SEC on Entercom’s website at www.entercom.com (for documents filed with the SEC by Entercom) or on CBS’s website at www.cbs.com (for documents filed with the SEC by CBS or CBS Radio). Participants in the Solicitation Entercom, CBS, CBS Radio and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Entercom in respect of the proposed transactions contemplated by the definitive proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Entercom in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus filed with the SEC. Information regarding Entercom’s and CBS’s directors and executive officers is contained in Entercom’s and CBS’s respective Annual Reports on Form 10-K for the year ended December 31, 2016, and their Proxy Statements on Schedule 14A, filed on March 17, 2017 and April 7, 2017, respectively, which have been filed with the SEC and can be obtained free of charge from the sources indicated above. Additional Information

Today’s Speakers David Field President, Chief Executive Officer Richard Schmaeling EVP and Chief Financial Officer About “Post-Merger” Entercom Communications Corp.  Entercom Communications Corp. (NYSE: ETM) is a leading American media and entertainment company reaching and engaging over 100 million people each week through its premier collection of highly rated, award winning radio stations, digital platforms and live events. As one of the country’s two largest radio broadcasters, Entercom offers integrated marketing solutions and delivers the power of local connection on a national scale reaching close to 90% of persons 12+ in the top 50 markets. Entercom is the #1 creator of live, original, local audio content and the nation’s unrivaled leader in radio news and sports.

Agenda Transaction Overview 1 New Entercom 2 Financial Outlook 4 The Power of Radio 3 6 Appendix Page 22 7 31 36

Creates 2nd largest radio group through the merger of Entercom with CBS Radio in an all-stock Reverse Morris Trust transaction CBS Corporation will “split off” CBS Radio to CBS shareholders that choose to participate in the exchange offer, followed by a merger of CBS Radio with Entercom Participating CBS shareholders will own ~72% of new Entercom David Field will be Chairman and CEO of new Entercom Field family to own ~8% of the economics and control ~25% of the vote Exchange offer launched October 19, 2017 and is expected to expire on November 16, 2017 at 11:59pm NYC time, unless extended Merger may close as early as November 17th All necessary regulatory consents and shareholder approvals will be obtained before closing On November 1, 2017, Entercom cleared a key regulatory hurdle. It announced a settlement with the Antitrust Division of the U.S. Department of Justice that will allow Entercom and CBS Radio to move forward with the merger Transaction Overview

New Entercom SECTION 2

Merger transforms Entercom into a leading American media and entertainment company with national scale One of the country’s two largest radio broadcasters Reaching and engaging over 100 million people each week with premium, unique local content Combined reach in top markets rivals iHeart’s* Scale-driven national business development Enables Entercom to compete more effectively with other media for a larger share of advertiser dollars Developing robust national business development capacity Turnaround CBS Radio CBS Radio undermanaged and lacked vision and energy CBS Radio to benefit from new and focused leadership after years of uncertainty and limited investment Comprehensive action plan to drive tangible enhancements and accelerate performance Radio poised to benefit from rediscovery and a healthier industry Radio has emerged as America’s #1 Reach medium with solid usage trends and ROI data as other media are increasingly disrupted Combined company will have a more effective voice and key leadership role in advocating for the importance of radio Potential for share shift to radio as frustrated advertisers like P&G rediscover this undervalued medium  Key Value Drivers and Investment Highlights * Nielsen Entercom presentation, April 2017, 45 PPM markets, Cume persons

Unrivaled leader in sports radio Home to more than 40 pro teams and dozens of top college programs Strong presence in rapidly-growing digital, events and podcasting businesses Digital and events businesses both in excess of $100mm in revenues #2 player in podcasting business $100mm of expected net cost synergies and capacity to fuel growth $100mm in run-rate cost synergies expected within 18 months post-closing, net of investments >$30mm of expected capacity to drive ratings, fund innovation and build enhanced capabilities Strong balance sheet, powerful FCF generation, expanded market cap and attractive capital returns Leverage expected to be 3.8x at closing Increased dividend by 20% to $0.36 on an annualized basis $100mm stock repurchase program authorization Attractive divestiture package with tax efficient reinvestment Divesting 19 stations in 7 markets in exchange for 11 stations and $265mm in anticipated cash proceeds Anticipated seller’s cash multiple of 9.8x Using $125mm of proceeds for tax efficient 1031 exchanges to acquire additional stations Key Value Drivers and Investment Highlights

Delivering Local Connection on a National Scale Los Angeles New York Washington, D.C. Orlando Atlanta Chicago St. Louis Baltimore Boston Detroit Minneapolis Philadelphia Cleveland Hartford Dallas Seattle Sacramento San Francisco San Diego Phoenix Las Vegas Houston Pittsburgh Miami Riverside Palm Springs Austin Buffalo Charlotte Denver Greensboro Greenville Indianapolis Kansas City Madison Memphis Milwaukee New Orleans Norfolk Portland Rochester Wichita Wilkes-Barre Springfield Providence Chattanooga Richmond Merger creates 2nd largest U.S. Radio group with 235 stations in 48 markets Gainesville

A Market Leader in the Radio Industry

Key Highlights

Large Market Focus

- All top 10, 22 of top 25 radio markets
- Coverage of 87% of 12+ population in top 50 radio markets and coverage of 61% of entire U.S. 12+ population[1]

Unique and Powerful Portfolio

- #1 or #2 station cluster in over 70% of markets[2]
- #1 local all sports platform[3], home to 44 pro teams and 100+ popular local sports talk shows
- #1 all news radio platform[3]
- #2 player in rapidly growing podcasting space (after NPR) with ~50mm monthly downloads[4]

Reach

- Stations reach >80mm persons 12+ per week[3]
- Digital properties reach greater than 40mm internet and mobile unique users per month[5]

#2 Radio Group by Revenue & Audience

Radio Stations in Top 25 Markets[6]



142
116
41
–
iHeart MEDIA
Entercom
CUMULUS
townsquare

2016A Revenue per Station ($mm)

$4.0	$6.6	$2.6	$1.7

Top 25 Radio DMAs as % of Total Stations

17%	49%	9%	

Source: Company filings.

(1) Nielsen Radio Market Survey, Fall 2016, company calculations
(2) Miller Kaplan and BIA 2016 data, based on revenue and company calculations
(3) Nielsen persons 12+, M-S, 6a-12m, SP17 data, company calculations
(4) Cadence13 internal records and Podtrac data
(5) Google Analytics and Quantcast data January – July 2017 pro forma combined data, company calculations
(6) Company filings

Entercom

11

$100mm in Expected Cost Synergies

$100mm in clear, achievable net cost synergies expected within 18 months of closing

- Realize about $40mm in 2018 and $90mm in 2019, both net of reinvestment
- Expect to generate more than $30mm in added savings that will be invested back to fuel growth

	Description	Expected Amount
Duplicate Corporate Overhead	• Executive management • Administrative functions • IT systems & support • CBS allocations	~$32mm
Station Operations	• Eliminate redundant costs in overlap markets • Consolidate operations • Rationalize station expenses • Realize purchasing savings	~$68mm
Integration Costs	• Costs incurred throughout first 18 months post-closing • One-time capex to be fully funded from after-tax proceeds from asset sales (e.g., duplicate studio buildings)	~$40mm in one-time expenses ~$35mm in capex

Entercom
12

Unrivaled Local Sports Platform Unrivaled leadership in sports as broadcast partner to 44 pro teams and numerous college athletic programs The nation’s leading collection of sports talk stations covering 27 of the top 50 markets.   Must-listen, highly-engaging content with multi-generational loyal fan bases CBS Sports Radio NetworkTM content syndicated to 300+ stations Note: Representative sample of pro teams and college athletic programs; not a comprehensive list Mike Dee hired as President of Sports Former NFL and MLB c-suite executive with Red Sox, Padres and Dolphins Focused on pursuing key marketing partnerships, new platform opportunities, distribution and integrated solutions Largest Local Sports Fan Base in America

Miller Kaplan Arase for full year 2016. Spring 2017 Nielsen National Regional Database, and Average of the full year 2016 Nielsen individual market reports. News Format Highlights Award-Winning Content… Credible and Trusted Relationship with Community Day’s Headlines, Weather and Traffic – Desired Information Source for Commuters Premium Advertising Environment Unique Product Proposition vs. Disruptors High Income and Desirable Demographics 38% Premium …Driving Higher Revenue per Station Since 2013, CBS Radio has won 170 awards for its exceptional content and talent in news radio All News Radio Stations #1 rated all news station in all the markets we program the format 1010 WINS is the most listened to all news station in the U.S. 7 of the top 8 most listened to all news stations in the U.S. Market Rank Station Market Rank(2) 1 New York #1 2 Los Angeles #1 3 Chicago #1 4 San Francisco #1 9 Philadelphia #1 13 Detroit #1 Average Station in Market(1) Average News Station Strong Legacy CBS Stations, Gold Standard in News Radio

Strong, Growing Digital Platforms Expands reach and engagement with unique digital content. Amplifies brand impact through social media integration with influential local on-air talent Relaunched Radio.com site and app: 250+ stations generating 23 million listening hours/month Eventful: Local event discovery business with 27 million registered users and 8.5 million monthly unique visitors Acquired 45% stake (with option to purchase the remainder) in Cadence13, a leading creator of premium, personality-based podcasts Combined company #2 podcaster Smart Reach Digital: Digital agency offering a suite of marketing solutions Over $125mm* in Revenues with Significant Growth Potential * Pro forma combined.

Leading Creator of Live Original Events Epic gatherings: Big shows, big stars Intimate performances: Big artists and small stages Crafted food and beverage events Supported by Eventful (digital local event discovery business) Source: Nielsen Music 360 U.S. 2015 Over $110mm* in Revenues; Providing Unique Experiences, Cultural Connection, Community * Pro forma combined.

Energized New Management Team David Field Chief Executive Officer and President President of Entercom since 1998 and CEO since 2002; joined the company in 1987 Prior to Entercom, was an investment banker at Goldman, Sachs & Co. in New York Named to Institutional Investor’s list of the “Best CEOs in America” three times, recipient of the National Association of Broadcasters’ (NAB) National Radio Award and Radio Ink Magazine’s Radio Executive of the Year, and named a member of the “Giants in Broadcasting” by the International Radio & Television Society Serves on the Boards of the NAB (Chairman of its Radio Board 2005 – 2007), the National Constitution Center, The Wilderness Society and the Madison Council at the Library of Congress COO of Entercom since 2014 Has been with Entercom for over 17 years, and began as a Regional Vice President Prior to that, spent 12 years at CBS Radio where she rose to become VP and Market Manager On the executive committee for the Radio Advertising Bureau (RAB) First woman to receive the Sales Manager of the Year - Radio Wayne award, Mentoring & Inspiring Women in Radio (MIW) Group’s Trailblazer award, Radio Ink’s Top 20 Most Influential People Weezie Kramer Chief Operating Officer CFO of Entercom since April 2017 Previously served as CFO of LIN Media, Media Math and Travel Leaders Group and VP of Finance for Dow Jones CPA with 30 years of financial management and operations experience in a number of industries Significant experience leading large scale integration programs (e.g., DJ into News Corp, LIN into Media General) Started career with “Big 4” public accounting firm and served in various roles in audit and operations consulting practices Richard Schmaeling Executive Vice President & Chief Financial Officer President of Sports since 2017 Previously was President and CEO of the San Diego Padres, President and CEO of the Miami Dolphins and Sun Life Stadium Spent eight years with the Boston Red Sox, including as the team’s Chief Operating Officer Serves on the board of Boston’s Pan Mass Challenge and the Frank & Marshall College’s advisory board Mike Dee President of Sports Leader Experience JD Crowley Executive Vice President Digital Media Executive Vice President of Digital Media since 2016 Responsible for CBS radio’s digital portfolio including market-focused local websites operated jointly with CBS TV stations, local music and entertainment station websites, streaming service  Radio.com, event discovery business Eventful and mobile apps and social media Previously worked for CBS Television Distribution, where he served as Senior Vice President and General Manager of digital media

Scale-driven national business development Launching senior national business development team Enhancing customer marketing capabilities Capitalizing on scale and unique positions as #1 in sports, news and original, local audio content Leveraging unrivaled sports leadership National marketing partnerships and strategic opportunities Capitalizing on strong digital, events and podcasting platforms Leapfrogging to #2 podcast player with new investment in Cadence13 Scale-driven digital opportunities in both product and sales Scale-driven event opportunities Developing strong data, analytics and attribution capabilities Driving value of our 100mm+ audience Radio ripe for rediscovery Significant opportunity to revalue this massive and thriving yet undervalued and misunderstood medium Combined company will have a more effective voice and key leadership role in advocating for the importance of radio         Key Revenue Growth Drivers: Action Steps

Strong, iconic brands ripe for revitalization Impacted by years of uncertainty about future within CBS and minimal investment in core radio product Substantial ratings, revenues and cash flow acceleration opportunities New leadership, vision, energy, focus and culture Immediate leadership changes and upgrades in key markets Rolling out best-in-class corporate operating leadership team Engaged, passionate, servant leadership with high performance standards Establishing an energized, entrepreneurial, can-do, collaborative, learning culture Backed by tangible structural changes (compensation, communications, etc.) Shifting from playing defense to playing offense Stronger, revitalized business practices and systems SalesForce, revenue management, Entercom sales execution playbook, etc. Major investments in content, listener research and marketing to grow local brands and ratings Extensive pre-merger research enables rapid enhancements All funded by cost synergies CBS Radio Turnaround: Action Steps

Additional top-line accelerators Robust national business development opportunities Highlighted growth areas: sports, podcasting, digital marketing solutions, digital platforms, events, industry rediscovery, etc. Expect significant improvement in performance over first two years post-closing Similar changes in Lincoln Financial Media acquisition drove rapid turnaround and strong revenue growth Entercom revenue CAGR of 2.3% over last 3 years (2013-16) vs. CBS Radio CAGR of -2.1%(1) CBS Radio Turnaround: Action Steps Same-station basis.

Background Lincoln Financial Media (LFM) operated 16 stations and was owned by Lincoln Financial Group Neglected division was unable to attract and retain talent and performance deteriorated 2007: Revenue of $107 million and BCF of $50 million 2014: Revenue of $72 million and BCF of $10 million (14% margin) Entercom Acquisition Entercom acquired LFM in July 2015 after protracted DOJ regulatory review Made Day 1 changes to GM and Sales Managers in each market Began immediate implementation of cost actions to improve profitability Implemented programming changes to drive ratings and growth in Miami and Atlanta Results Rapid revitalization and return to revenue growth Miami: + 27% revenue growth in 2016 San Diego: + 11% Atlanta: + 10% Doubled BCF margin to 28% within one year Case Study: Entercom’s 2015 Lincoln Financial Media Acquisition

The Power of Radio SECTION 3

Radio Is Local, Massive & Growing

Radio Reaches 271 Million Weekly Listeners, an All Time High[1]

- Radio is America's **#1 Reach Medium**
- Radio is the **#1 choice for audio consumption** among all demographic groups
- Innovations like **Smart Speakers and Mobile Streaming Apps** fueling Radio audience growth
- Radio **delivers outstanding ROI for advertisers**

> **"People want personality, local insight and a feeling of connection—all qualities great DJs on radio stations can share, and streaming sites can't replicate."**
>
> Sir Richard Branson
> September 17, 2015

> **"AM/FM radio still has the greatest reach of all individual mediums."**
>
> *MediaVillage*
> June 6, 2017

[1] Nielsen Audio-State of the Media: Audio Today, June 2017, persons 6+

Entercom 23

Radio is America’s #1 Reach Medium Radio is strong across all demographics, including Gen Z and Millennials, and reaches 271 million Americans each week Source: Nielsen, State of the Media: Audio Today, June 2017 Weekly Reach (% of Population)

Weekly Consumers Reached by Age Group (in Millions) P18-34 2015 67.1 67.2 67.8 2016 2017 2015 124.8 124.7 125.4 2016 2017 2015 117.4 117.2 117.8 2016 2017 P18-49 P25-54 Radio’s Audience Continues to Grow Source: Nielsen, State of the Media: Audio Today, June 2017 Radio’s audience is strong and is growing across all demographic groups

Radio Dominates Audio Consumption Source: Edison Research, “Share of Ear,” Q4 2015-Q1 2016, Q2-Q3 2016. P18+ 52% AM/FM Radio Radio is 9X bigger than Pandora 6% Pandora 3% Radio is 18X bigger than Spotify Spotify Share of Audio Time Spent Radio maintains a huge “Share of Ear” advantage versus Pandora and Spotify

Radio Dominates Listening in New Cars ALL IN CAR STREAMING Combined Source: Edison Research, Share of Ear Study, 2017 (2015-2017 car models) 13X Higher Share of Total Listening Listening Habits of New Car Buyers (2015-2017) 54% AM/FM Radio 4.2% Radio Crushes Pandora and Spotify Combined

Innovation Driving AM/FM Distribution and Listening Access to FM and AM radio stations live on Apple, Android and Google platforms Source: The Smart Audio Report from NPR and Edison Research 2017 Smart Speakers are Remaking the Home a Primary Place to Listen to Radio FM radio app with a built in FM chip in smartphones Mobile Apps are Making Radio Accessible Everywhere Reasons for Wanting a Smart Speaker at Home: Access to over 300 new Entercom FM, AM and streaming stations on Web, iOS and Android, plus podcasts and on demand audio content

Strong ROI for Advertisers Source: Nielsen Studies 2014-2016 Radio is a cost-effective way for advertisers to reach a broad and diverse audience Cost-Effective Advertising Reach Delivering High ROI Across Sales Categories Cost per Thousand (CPM) Across Media Platforms Payback per Dollar Spent on Radio Advertising Source: Intermedia Dimensions 2016 data (based on national coverage). $10.97 Radio (30 second afternoon drive period ad) $14.62 Newspaper (1/3 page black and white ad) $24.40 TV (30 second network primetime ad) $6 Snacks $14 Telecom $15 Mass Merchandisers $17 Department Stores $21 Auto Aftermarket $23 Grocery $9 Home Improvement

Bellwether P&G returns to radio seeking reach Key local competitors are facings increased scrutiny Rapidity of local TV ratings erosion (live plus SD) has accelerated, driving CPMs higher Increasing concerns about digital: “95% of advertisers say they’re losing money to ad fraud, and 52% estimate it’s more than 10% of their ad spend.”(1) Newspaper print circulation continues rapid decline (in 2016, 10% weekdays, 9% on Sundays(2)) iHeart and Cumulus expected to restructure Eliminating financial distress headlines that have negatively colored the perception of radio in both the advertising and financial communities Combined company will have a more effective voice and key leadership role in advocating for the importance of radio Industry increasing investment in research and advocacy New technologies are being introduced that make radio easier to buy and add enhanced targeting and ROI measurement Radio: An Inflection Point? (1) Advertiser Perceptions, The State of Advertising Measurement Report, September 2017 (2) Pew Research Center, Newspaper Fact Sheet, June 1, 2017

Financial Outlook SECTION 4

Driving Total Shareholder Return Expecting annual revenue growth of 2-3% over the next 3 years, driven by: Scale benefits, growth initiatives, industry enhancement and CBS Radio turnaround Continued economic growth bolstered by recovery from Irma, Harvey, etc. Strong political advertising revenues Entercom revenue CAGR of 2.3% over last 3 years (2013-16) vs. CBS Radio CAGR of -2.1%(1) $100mm of expected net cost synergies Plus more than $30mm of expected recurring expense capacity to fuel revenue growth Reprice CBS Radio’s credit facility, potentially saving $7mm annually Use NOLs to reduce effective cash tax rate to low 30s (excluding consideration of potential corporate tax reform and discrete items) Target a return of capital payout ratio near top of peer set Modest revenue growth, significant cost synergies, powerful operating leverage and minimal capex requirements drive significant FCF expansion (1) Same station basis.

Target total leverage of ~3.5x Expect total leverage of 3.8x at closing and to get to 3.5x within a year post-closing Target a return of capital payout ratio near the top of our peer set Increased dividend by 20% to $0.36 on an annualized basis Opportunistically repurchase our stock $100mm stock repurchase program authorization (expect to repurchase ~$30mm by the end of 2018, subject to market conditions) Pursue accretive strategic acquisitions Capital Allocation Policy Entercom’s objective is to maintain both a strong balance sheet and a strong commitment to returning capital to shareholders

Projection Scenario: 2017–2020 Free Cash Flow per Share EBITDA is projected to grow by 45% from $368mm in 2017E to $535mm in 2020 and our EBITDA margin is projected to expand to 31% FCF per share projected to increase by 67% to $2.05 while leverage declines to 2.5x Pursue accretive strategic acquisitions and opportunistically repurchase our stock to further drive FCF growth Note: See Financial Details in the appendix for assumptions

Capitalization of Combined Company Long-dated maturities Low weighted average cost of debt – 4.8% 2017E PF ($ in millions) Coupon Maturity Balance at Closing Debt / 2017E PF Adj. EBITDA Cash $10 Revolver ($250mm Capacity) L + 225 2022 $100 0.2x Term Loan B-1(1) L + 275 2024 1,284 2.7x Total Senior Secured Debt $1,384 3.0x Senior Notes 7.250% 2024 400 0.8x Total Debt $1,784 3.8x Corporate Ratings B1 / B+ 2017E PF Adj. EBITDA(2) $468 Note: Assumes benefit of anticipated repricing of CBS Radio’s credit facility Outstanding debt as of assumed closing on 11/17/17 reflects anticipated combination of Term B and Term B-1 Includes $100mm of expected synergies (net of reinvestment) and assumes closing of all divestitures with $103mm of anticipated cash proceeds used for debt repayment

Appendix

Financial Details

PwC & Kagan both project Radio industry advertising growth of slightly over 1% over the next 4 years, assuming that the lion’s share of the growth in advertiser’s budgets will continue to be allocated to digital media Source: PwC Global Entertainment and Media Outlook 2017-2021, released June 6, 2017; SNL Kagan 2015-2022 Radio Industry Forecast, released August 31, 2017 2017-21 CAGR PwC: 1.1% SNL: 1.3% Radio Industry Advertising Projections: PwC and Kagan

2017E Pro forma Combined 2017E Entercom + CBS Radio (dollars in millions) Projected pro forma combined 2017 EBITDA of $468mm and FCF, tax adjusted and before net cost synergies, of $1.23 per share Net revenues, as adjusted for divestitures, are projected to be down YoY by 2.2% largely as a result of below peer CBS Radio performance and the soft odd year advertising environment As if merger closed 1/1/17 and existing Entercom Federal NOLs were limited by section 382 1 1

Divestitures Swapping into two new markets: Richmond, VA and Chattanooga, TN San Francisco and Sacramento (8 stations) being held separately in a divestiture trust for post-closing sales Received indication of interest for $195mm Planned use of proceeds $125mm for section 1031 exchanges to acquire additional stations Repay about $103mm of debt with remaining after-tax proceeds Expected cash proceeds of $265mm divided by net divestitures EBITDA sold of $27mm. Assumes stations acquired via 1031 exchanges at a multiple of 8x and that stations have a 25% EBITDA margin. $ millions Net Dispositions Assumed 1031 Exchanges(2) Net Divestiture Impact Revenue ($115) $63 ($52) Expense (88) 47 (41) EBITDA ($27) $16 ($11) Expected Net Impact of Divestitures (dollars in millions, based on 2017E) We’ve agreed to divest 19 stations in 7 markets in exchange for 11 stations and $265mm in anticipated cash proceeds for an effective seller’s cash multiple of 9.8x(1)

Station divestitures close by year end, except for San Francisco and Sacramento, which are expected to operate under a TBA until sold ~6/30/18 Sell redundant assets (e.g., duplicate studio buildings in overlap markets) and fully fund one-time integration capex (about $35mm) Maintenance capex of ~$32mm or about 2% of net revenues Interest expense reflects the anticipated benefit of repricing CBS Radio’s existing term loans to L+275 and the revolver to L+225, saving about $7mm annually (based on projected debt as of 12/31/17) Dividends held flat at $0.36/share annually and $30mm in stock repurchases each year The Company is likely to increase its return of capital payout ratio over time Fully diluted shares in 2020 are expected to be 141mm Remaining ECF used to repay debt Based on this scenario, total leverage falls to 2.5x at 12/31/20 For purposes of the scenario, we assumed the following: 2017-2020: Other Key Projection Scenario Assumptions

Entercom Stand-Alone

Entercom, founded in 1968, is the 4th largest radio broadcaster in the U.S. with 126 stations in 28 markets Differentiated strategy of investing in local talent, content, capabilities, product and culture Multi-year track record of industry leading financial performance Strong balance sheet with moderate leverage and outstanding free cash flow generation Dividend policy that balances debt reduction with capital returns Disciplined acquirer with proven track record of successfully integrated acquired stations and realizing targeted synergies Entercom (Pre-Merger) Snapshot (dollars in millions) Headquarters Philadelphia Stations 126 Markets 28 markets with focus on top 50 markets Largest Markets Los Angeles, San Francisco, Boston, Miami, Seattle, San Diego and Denver 2016 Financial Performance: Revenue Adjusted EBITDA(1) % Margin $460 $115 25% Market Capitalization(2) $439 Enterprise Value $942 See Selected Financial Data, Fourth Quarter 2016 under the Investors section at www.entercom.com for support Based on 10/31/17 closing price of $11.05 and 3Q17 full diluted shares of 39.7mm.

Entercom has a long track record of disciplined and successful strategic acquisitions Focus on transactions that increase exposure to top markets or that strengthen existing market clusters without negatively impacting balance sheet Successful M&A Track Record Target Year ($MM) Comment CBS Radio 2017 $2,490(1) Positions ETM as the 2nd largest radio broadcaster and provides scale needed to compete more effectively with other media Charlotte, NC Cluster 2016 $24 Strengthened presence in Carolina region Lincoln Financial Media 2014 $105 Underperforming radio group owned by insurance company KBLX-FM – San Francisco, CA 2012 $25 Tuck-in acquisition which strengthened San Francisco cluster Citadel Broadcasting 2011 Considered and passed Too expensive and pro forma leverage would be too high Lincoln Financial Media 2007 Considered and passed Too expensive 4 CBS Radio clusters 2006 $262 Acquired Austin, Cincinnati, Memphis and Rochester. Swapped Cincinnati cluster for position in San Francisco ABC Radio 2006 Considered and passed Too expensive Based on ETM’s 10/31/17 closing price of $11.05 and transaction target debt of $1.37 billion.

Combined Markets and Stations Summary

Combined Markets and Stations Summary Divested station Station received through swap

Combined Markets and Stations Summary Divested station Station received through swap

Combined Markets and Stations Summary Divested station Station received through swap

Combined Markets and Stations Summary Divested station Station received through swap

Combined Markets and Stations Summary Divested station Station received through swap

Combined Markets and Stations Summary Divested station Station received through swap

Divested station Combined Markets and Stations Summary Station received through swap